SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 7, 2007

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-130483

(Commission File Number)

51-0484716

(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio 44114

(216) 706-2939

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Issuance and Sale of New Notes and Execution of Second Supplemental Indenture

On February 7, 2007, TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), issued and sold $300 million aggregate principal amount of its 7 ¾% Senior Subordinated Notes due 2014 (the “New Notes”) to Credit Suisse Securities (USA) LLC and Lehman Brothers Inc. (the “Initial Purchasers”).  The New Notes were issued by TransDigm pursuant to that certain Indenture, dated as of June 23, 2006 (as supplemented from time to time, the “Indenture”), by and among TD Group, TransDigm, the subsidiaries of TransDigm named therein and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”).  The terms of the New Notes are substantially identical to the terms of the 7 ¾% Senior Subordinated Notes due 2014 that were issued and sold by TransDigm on June 23, 2006 pursuant to the terms of the Indenture (the “Existing Notes” and, together with the New Notes, the “Notes”).  The New Notes will be treated under the Indenture as a single class of notes with the Existing Notes, including for purposes of waivers, amendments, redemptions and offers to purchase.  Certain material terms and conditions of the Indenture and the Notes were described in the Current Report on Form 8-K that was filed by TD Group with the Securities and Exchange Commission on June 28, 2006 (the “Prior 8-K”), and such description is incorporated herein by reference.

TransDigm used the proceeds from the issuance and sale of the New Notes, together with the proceeds from its borrowing pursuant to the Additional Term Loan (as defined in the Amendment (as defined below)) and a portion of its available cash balances to fund the ATI Acquisition (as defined below) and to pay related transaction expenses.

As further described under Item 2.01 below, on February 7, 2007, TransDigm completed the ATI Acquisition.  In connection with the consummation of the ATI Acquisition, and in accordance with the terms of the Indenture, TransDigm, TD Group, the subsidiaries of TransDigm named therein, ATI (as defined below) and its direct and indirect subsidiaries, Avtech Corporation, Transicoil Corp., West Coast Specialties, Inc. and Malaysian Aerospace Services, Inc. (such subsidiaries and ATI are collectively referred to herein as the “ATI Entities”) and the Trustee entered into that certain Second Supplemental Indenture to the Indenture (the “Supplemental Indenture”), dated as of February 7, 2007.  Pursuant to the terms of the Supplemental Indenture, the ATI Entities agreed to become Guarantors (as defined in the Indenture) under the Indenture for all purposes thereof and to be bound by the terms applicable to Guarantors thereunder; accordingly, pursuant to the terms of the Supplemental Indenture, each of the ATI Entities agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding from time to time under the Indenture, including in respect of the New Notes.

The above summary of the Supplemental Indenture is qualified in its entirety by reference to the Supplemental Indenture, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Registration Rights Agreement for 7 ¾% Senior Subordinated Notes due 2014

On February 7, 2007, TransDigm, TD Group and the subsidiaries of TransDigm named therein (including the ATI Entities) entered into that certain Registration Rights Agreement (the “Registration Rights Agreement”) with the Initial Purchasers.  Pursuant to the terms of the Registration Rights Agreement, TransDigm, TD Group and the subsidiaries of TransDigm named therein (including the ATI Entities) have agreed to, among other things, file with the Securities and Exchange Commission, within 180 days of the closing of the sale of the New Notes, a registration statement (the “Registration Statement”) to allow the holders of the New Notes to exchange the New Notes for registered notes with substantially identical terms as the New Notes and evidencing the same indebtedness of TransDigm as the New Notes.  TransDigm, TD Group and the subsidiaries of TransDigm named therein (including the ATI Entities) are further obligated under the terms of the Registration Rights Agreement to use their reasonable best efforts to cause the Registration Statement to become effective under the Securities Act of 1933, as amended, within 270 days of the closing of the sale of the New Notes.  If the foregoing obligations in respect of the Registration Statement are not complied with or if certain other events occur (as specified in the Registration Rights Agreement), TransDigm may be required to pay additional interest, as calculated in the Registration Rights Agreement, with respect to the New Notes.

The above summary of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Amendment to the Credit Agreement

In connection with the ATI Acquisition, TransDigm, TD Group, the subsidiaries of TransDigm named therein, Credit Suisse, as administrative agent and collateral agent, and the other agents and lenders named therein entered into Amendment No. 1, Consent and Agreement (the “Amendment”), dated as of January 25, 2007, to the Credit Agreement, dated as of June 23, 2006 (the “Credit Agreement”), among TransDigm, TD Group, the subsidiaries of TransDigm named therein, Credit Suisse and the other agents and lenders named therein.

Pursuant to the terms of the Amendment, on February 7, 2007, each Additional Term Lender (as defined in the Amendment) made an Additional Term Loan (as defined in the Amendment) to TransDigm in an aggregate principal amount of $130 million.  As disclosed above, TransDigm used the proceeds from the Additional Term Loan, together with the proceeds from the issuance and sale of the New Notes and a portion of its available cash balances to fund the ATI Acquisition and to pay related transaction expenses.  The Additional Term Loan is governed by the terms of the Credit Agreement, as amended by the Amendment.  Certain material terms and conditions of the Credit Agreement were described in the Prior 8-K, and such description is incorporated herein by reference.

In addition, pursuant to the terms of the Amendment, and effective as of the closing date of the ATI Acquisition, the Revolving Credit Commitment (as defined in the Credit Agreement) was increased by $50 million, resulting in an aggregate Revolving Credit Commitment under the Credit Agreement of $200 million, of which approximately $198.8 million is available as of the date hereof.  In addition, pursuant to the terms of the Amendment, the uncommitted incremental term loan facility under the Credit Agreement was increased from $250 million to $300 million.

The Amendment also provided for a modification to the terms of the secured debt covenant that is contained in the Credit Agreement.  Under the terms of the Credit Agreement, the ratio (the “Secured Debt Ratio”) of (a) total indebtedness of TransDigm on a consolidated basis on the applicable determination date that is secured by first-priority liens on the same collateral as the collateral securing the indebtedness outstanding under the Credit Agreement to (b) Consolidated EBITDA (as defined in the Credit Agreement) for a period of four consecutive fiscal quarters most recently ended on or prior to the applicable determination date may not be greater than certain specified ratios.  Pursuant to the terms of the Amendment, the Secured Debt Ratio was modified as follows: (i) for the period from June 30, 2006 through December 31, 2006, the Secured Debt Ratio may not be greater than 4.75 to 1.00; (ii) for the period from January 1, 2007 through September 30, 2007, the Secured Debt Ratio may not be greater than 5.50 to 1.00; (iii) for the period from October 1, 2007 through June 30, 2008, the Secured Debt Ratio may not be greater than 5.25 to 1.00; (iv) for the period from July 1, 2008 through December 31, 2008, the Secured Debt Ratio may not be greater than 4.75 to 1.00; and (v) after December 31, 2008, the Secured Debt Ratio may not be greater than 4.50 to 1.00.

The above summary of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Joinder Agreement and Supplement to Guarantee and Collateral Agreement

In connection with the consummation of the ATI Acquisition, and in accordance with the terms of the Credit Agreement and the related Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm, TD Group, Credit Suisse, as administrative agent and collateral agent, and the other parties named therein (as supplemented from time to time, the “Guarantee and Collateral Agreement”), the ATI Entities and Credit Suisse entered into (x) Supplement No. 2 to the Guarantee and Collateral Agreement (“Supplement No. 2”) and (y) a Joinder Agreement to the Credit Agreement (the “Joinder Agreement”).  Pursuant to the terms of Supplement No. 2, the ATI Entities agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Credit Agreement from time to time, including in respect of the Additional Term Loan.  In addition, under the terms of Supplement No. 2, the ATI Entities pledged substantially all of their assets to secure their guaranteed obligations under the Credit Agreement.  Pursuant to the terms of the Joinder Agreement, each ATI Entity has agreed that it will deemed to be a “Loan Party” and a “Loan Guarantor” for all purposes of the Credit Agreement.

The above summary of Supplement No. 2 and the Joinder Agreement is qualified in its entirety by reference to Supplement No. 2 and the Joinder Agreement, which are attached hereto as Exhibits 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 2.01               Completion of Acquisition or Disposition of Assets

On February 7, 2007, pursuant to the terms and that certain Agreement and Plan of Merger, dated as of January 9, 2007 (the “Merger Agreement”), among TransDigm, Project Coffee Acquisition Co. (“Merger Sub”) and Aviation Technologies, Inc. (“ATI”), Merger Sub

merged with and into ATI, with ATI continuing as the surviving corporation and a wholly-owned subsidiary of TransDigm (the “ATI Acquisition”).  The purchase price paid by TransDigm in connection with this transaction was approximately $430 million.  A copy of the Merger Agreement was filed by TD Group with the Securities and Exchange Commission on a Current Report on Form 8-K on January 10, 2007.  ATI, which is based in Seattle, WA, supplies innovative aerospace products to a diverse fleet of commercial and military aircraft, including the entire fleet of Boeing commercial aircraft, the Airbus A380 and A320, Embraer and Canadair regional jets as well as a broad range of business jets.  Prior to the ATI Acquisition, the stock of ATI was held primarily by Odyssey Investment Partners (“Odyssey”) and related parties.

As previously disclosed, Odyssey was the principal owner of TransDigm prior to July 2003.  Based on their working relationship with Odyssey arising from Odyssey’s investment in TransDigm, Mr. W. Nicholas Howley, Chairman and Chief Executive Officer of TransDigm Group, and Mr. Douglas Peacock, a director of TransDigm Group, co-invested with Odyssey in ATI in 2003.  Each of Mr. Howley and Mr. Peacock indirectly owned less than one-half of 1% of ATI’s outstanding equity on a fully diluted basis.  In addition, because of their working relationship and their expertise in the aerospace industry, Odyssey asked both Mr. Howley and Mr. Peacock to serve on ATI’s board of directors.  Prior to the ATI Acquisition, Mr. Howley and Mr. Peacock were directors of ATI commencing in 2003, and Mr. Peacock served as ATI’s Chairman during that time.  Due to the relationship of Mr. Howley and Mr. Peacock with ATI, the ATI Acquisition was evaluated and recommended by a special committee of disinterested directors of the board of directors of TD Group.  In addition, Messrs. Howley and Peacock abstained from the vote of the full board of directors of TD Group in approving the transaction.

Item 2.03               Creation of a Direct Financial Obligation

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 8.01               Other Events

On February 7, 2007, TransDigm issued a press release announcing the consummation of the ATI Acquisition.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

10.1                         Second Supplemental Indenture, dated as of February 7, 2007, among TransDigm Inc., TransDigm Group Incorporation, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

10.2                         Registration Rights Agreement, dated as of February 7, 2007, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as the initial purchasers.

10.3                         Amendment No. 1, Consent and Agreement, dated as of January 25, 2007, to the Credit Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein, Credit Suisse, as administrative agent and collateral agent, and the other agents and lenders named therein.

10.4                         Supplement No. 2, dated as of February 7, 2007, among Aviation Technologies, Inc., the subsidiaries of Aviation Technologies, Inc. named therein and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent.

10.5                         Joinder Agreement, dated as of February 7, 2007, among Aviation Technologies, Inc., the subsidiaries of Aviation Technologies, Inc. named therein and Credit Suisse, as agent.

99.1                         Press Release of TransDigm Group Incorporated, dated February 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 12, 2007

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Second Supplemental Indenture, dated as of February 7, 2007, among TransDigm Inc., TransDigm Group Incorporation, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

10.2

Registration Rights Agreement, dated as of February 7, 2007, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse Securities (USA) LLC and Lehman Brothers Inc., as the initial purchasers.

10.3

Amendment No. 1, Consent and Agreement, dated as of January 25, 2007, to the Credit Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein, Credit Suisse, as administrative agent and collateral agent, and the other agents and lenders named therein.

10.4

Supplement No. 2, dated as of February 7, 2007, among Aviation Technologies, Inc., the subsidiaries of Aviation Technologies, Inc. named therein and Credit Suisse, as collateral agent and administrative agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. named therein and Credit Suisse, as administrative agent and collateral agent.

10.5	Joinder Agreement, dated as of February 7, 2007, among Aviation Technologies, Inc., the subsidiaries of Aviation Technologies, Inc. named therein and Credit Suisse, as agent.

99.1	Press Release of TransDigm Group Incorporated, dated February 7, 2007.